EXHIBIT 32

CERTIFICATION OF OFFICERS
OF CYBERDEFENDER CORPORATION
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of CyberDefender Corporation (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)   The quarterly report on Form 10-Q for the period ended June 30, 2009 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)   Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2009

/s/ Gary Guseinov

Gary Guseinov
Chief Executive Officer

Dated: August 14, 2009

/s/ Kevin Harris

Kevin Harris
Chief Financial Officer